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                                                                     EXHIBIT 4.1

                                     [LOGO]
                          FINANCIAL INSTITUTIONS, INC.
COMMON STOCK                  WARSAW, NEW YORK               CUSIP 317585 10 7

             INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK
                                          SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT



Is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF Financial Institutions, Inc., transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of New York, and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


[SEAL]         /s/  Mark O. Humphrey          /s/ Peter G. Humphrey
               Secretary                      President and Chief Executive
                                              Officer

Countersigned and Registered
     ChaseMellon Shareholder Services, L.L.C.


By:                              Transfer Agent
                                 and Registrar.
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                         FINANCIAL INSTITUTIONS, INC.


The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued; the designation, relative rights, preferences and limitations of each series of preferred shares so far as the same have been fixed; and the authority of the Board of Directors of the Corporation to designate and fix the relative rights, preferences and limitations of other series of preferred stock.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common          UNIF TRANSFERS MIN ACT - _______
                                                                   (Cust)
TEN ENT -  as tenants by the entireties  Custodian __________ under Uniform
                                                     (Minor)
                                         Transfers to Minors Act
                                         -----------------------------------
                                                           (State)
JT TEN - as joint tenants with right of
         survivorship and not as
         tenants in common

     Additional abbreviations may also be used though not in the above list

         For value received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



    Please print or typewrite name and address including present zip code of
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                                    assignee
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,
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NOTICE:  The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.